Robert Baird 2008 Growth Stock Conference May 14, 2008

ATV & Side-by-Side Vehicles Snowmobiles Victory Motorcycles PG&A 0.67 0.1 0.06 0.17 Polaris Overview Founded in 1954 Manufacturer of a diversified mix of high- quality, high-performance motorized products for recreational and utility use Manufacturing and distribution facilities located in Minnesota, Wisconsin, Iowa and South Dakota Highly productive non-union workforce - 3,200 strong Product innovation key to success National and international distribution system - 1,600 dealers in North America and 43 distributors and 6 subsidiaries in 130 countries Percentage of 2007 Sales By Product Line

Industry Overview Worldwide Market Size and % change 2007 vs. 2006 Top Three Competitors Industry Drivers Polaris Competitive Advantage ATVs 970,000 units Down 11% Honda Yamaha Suzuki Overall economic conditions New products Industry-leading performance and features; full line of products Side-by-Side Vehicles 280,000 units Up 15% John Deere Yamaha Kawasaki New Customers New products New segments Hardest working, smoothest riding, easy customization Recreational RZR model Snowmobiles 172,000 units (season-end 3/31/08) Up 4% BRP Arctic Cat Yamaha Weather dependent Mature market 53 years of experience Strong brand recognition Motorcycles (Cruisers and Touring) 454,000 units (United States) Down 5% Harley Davidson Honda Yamaha Overall economic conditions New products Demographic trends Unique designs Highest quality American made

Consistent Financial Performance Dollars (in millions) Net Income Per Share from Continuing Operations 1998-2007 $3.36 to $3.46 Up 8% to 12% Sales from Continuing Operations 1998-2007 Up 5% to 7% * A reconciliation of the Company's calculation of cash flow provided to the most directly comparable cash flow measure, as required by Regulation G, appears in the appendix of this presentation. Per Diluted Share 1993 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 0.41 0.47 0.5 0.46 0.42 0.41 0.38 0.38 0.37 0.41 0.66 Return on Shareholders' Equity from Continuing Operations 1998-2007 - Industry-Leading 1993 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 59 110 120 130 151 177 179 202 211 178 189 Before Changes in Current Operating Items and Deferred Taxes Cash Flow from Continuing Operations* 1998-2007 Dollars (in millions)

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 East 57 61 62 53 52 59 89 90 53 64 65 West 2 North 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 East 14 40 38 52 40 49 76 73 67 132 308 103 West 38.6 34.6 31.6 North 46.9 45 43.9 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 0.36 0.4 0.44 0.5 0.56 0.62 0.92 1.12 1.24 1.36 1.52 West 31.6 North 43.9 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 East 1 3 2.2 3 2.4 2.2 2.4 2.4 1.4 2.4 6.9 1.9 West 38.6 34.6 31.6 North 46.9 45 43.9 Consistent Financial Performance: Cash Flow Used to Fund... Capital Investments for Continuing Operations Shares Repurchased Cumulatively the Company has repurchased 32.3 million of 37.5 million authorized at an average price of $32.20 per share thru 3/31/08 Dividends (Per Share) In Millions Shares repurchased $ In Millions $65 - $70 Cash spent +12% Guidance Guidance

The Goals

- $2.2B in sales by 2009
- $150MM in net income by 2009
- $4.25 earnings per share by 2009

POLARIS The Way Out.

1. Win in the Core

- Grow market share in snowmobiles and ATVs.
- Leverage PG&A and Financial Services to deliver superior total value.

2. Delivering Operational Excellence

- Industry-leading quality in every product line.
- > 5% productivity every year.
- A lean enterprise, driven by robust simple designs and a lean supply chain.

3. Growth - $500MM by 2009

- Victory – 5% share in cruiser and touring segments.
- *RANGER*™ – Dominate utility and recreation SxS market.
- International. Expand global presence by $50MM.
- Military.
- Enter at least one new adjacent market segment.

Supported By. . .

People and Culture

- Externally focused employee owners with a can-do drive to consistently deliver outstanding results.
- The best team in powersports.
- Passion to ride and win.

Technology

- Consistent, flawless introduction of compelling new products.
- Class-leading ride and handling.
- Control our destiny in powertrains.
- Class-leading information technology.

Brand

- Ever improving brand awareness and image through stronger, better, and bigger dealer network.
- Consistent advertising and brand support.

Awesome Products... Customer Focused... Results Driven

Win in the Core... Worldwide ATV Industry 2005 2006 2007 2008 Sales 1240 1117 1195 1243 85 Polaris ATV Sales (Includes Side-by-Side vehicles) (millions) Guidance 2008 Objectives for "Core" ATVs: Gain market share in a N.A. ATV industry that is expected to decline double digits in 2008 Further reduce "core" ATV dealer inventory Industry-leading quality Successfully launch innovative model year 2009 products 2002 2003 2004 2005 2006 2007 units 939 1041 1129 1138 1088 970 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Full Year 2007: Down 11% Units (In Thousands) Up 4% to 7% $1,240 $1,117 $1,195 Maintain Momentum in ATV Business +7%

Win in the Core... ATV 2008 = Positioned For Future Success More Competitive Model Year 09 Product Line Stronger Brand-World's Toughest ATV Dealer Inventories expected to decline further given economic conditions and operational excellence initiatives Full Year 2008 sales and earnings guidance contemplates lower core ATV shipments in 2008 Units 2004 2005 2006 2007 2008 N.A. Dealer Inventory 78401 92604 80584 60732 45000 N.A. Retail 188549 174591 158861 139123 125000 N.A. Shipments 196283 187391 146898 129943 117250 ATV shipments expected to remain below retail Dealer inventories will be driven down further ATVs Remain Competitive in a Slowing Industry Maintain Momentum in ATV Business

Win in the Core... ATV Unit Sales by Product Category Side-by-side U.S. "Core" ATVs Military Int'l Canada 0.237 0.553 0.005 0.078 0.128 U.S. "Core" ATVs International Military Canada Side-by-Side ATV Contribution (Gross Profit $) by Category Side-by-side U.S. "Core" ATVs Military Int'l Canada 0.45 0.2 0.02 0.17 0.16 U.S. "Core" ATVs International Military Canada Side-by-Side Maintain Momentum in ATV Business Side-by-side U.S. "Core" ATVs Military Int'l Canada 0.09 0.74 0 0.1 0.07 U.S. "Core" ATVs International Canada Side-by-Side Side-by-side U.S. "Core" ATVs Military Int'l Canada 0.17 0.6 0 0.13 0.1 U.S. "Core" ATVs International Canada Side-by-Side 2 0 0 7 2 0 0 4 Less dependent on Core ATV profitability Successfully Diversified Polaris' ATV Business into Segments with Higher Growth and Profitability

Worldwide Snowmobile Industry Retail 1986 - 2008 Win in the Core... Maintain Momentum in Our Snow Business The Market - Snowmobiles Industry experienced its first increase in retail sales since the 1997 season. Low = 104K, High = 261K, Currently 172K In Units 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 Total 104865 114113 122970 155000 163398 153024 152799 161513 187053 226621 252324 260735 255941 232708 214125 208609 205662 186359 180758 165000 150000 139500 145000 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Lack of Snowfall Consistent snowfall Cold winters - New products First increase in industry retail sales since the season ending in 1997 Our Snow Business Performance is Improving

Win in the Core... Maintain Momentum in Our Snow Business Snowmobile 2008 Polaris Dealer inventory levels at their lowest levels in 10 years Quality remains #1 focus. Continued to see results for MY 2008. New Liberty(tm) 800 CFI engine was well received by consumers and is available in additional models for model year 2009 2005 2006 2007 2008 Sales 257 157 179 196 25 Snowmobile Sales (millions) $257 $157 $179 Units 2004 2005 2006 2007 2008 2009 N.A. Dealer Inventory 11433 17710 22022 14969 8671 7000 N.A. Retail 46571 38613 31598 28425 28573 29430 N.A. Shipments 37891 42258 36423 21889 22571 23300 Dealer Inventories Healthy Up low double digits percent Season ending March 31st Estimate +14%

Win in the Core... Parts Garments & Accessories Highest margin product line (40+% gross margins) Leveraging installed base Focused on hot new products Victory Vision(tm) - introduced 100 accessories RANGER RZR(tm) - introduced 75 accessories Military Growth through innovation and integration Expanded Vermillion PG&A Distribution Center Dollars (in Millions) PG&A Sales Year ended December 31 2005 2006 2007 2008 East 274 270 293 306 West 9 North Guidance Grow slightly faster than overall company growth PG&A and Financial Services +9% $293 $270 $274 Financial Services Financial Services Income consists of wholesale floorplan financing income; retail credit volume-based fee income; insurance and extended service contracts fee income 2008 income from financial services expected to be less than half of 2007 due to HSBC change in July 2007 & March 2008 2005 2006 2007 2008 Retail Financing 22.167 27.052 28.167 5 Wholesale Credit 14.174 17.068 13.927 12.51 Other Activities 2.299 2.941 3.194 3.3 Financial Services Income by Category Year ended December 31 $39 $47 $45 Expected to be less than half of 2007 Leverage Related Products and Services to Deliver Superior Shareholder Value Guidance Dollars (in Millions)

2. Achieve Operational Excellence 2007 Actual 2008 Goals Quality: Improve consumer satisfaction by 50% by 2010 3 of 4 businesses - +10% improvement +10% improvement (4 of 4) Cost: Reduce system-wide cost by 20% by 2010 -3% -5%+ reduction Speed: Improve speed to consumers by 50% by 2010 +15% +15% The Essence of Operational Excellence is the Consumer - Outside In!

2. Achieve Operational Excellence What's the End Game Look Like? 2005 2006 2007 2008 East 23 21 23 28 West 3 North Guidance Dollars (in Millions) 22.0% 21.7% 22.1% Expect gross margins to increase up to 100 basis points in 2008 Sustained Greatness Total Company Gross Margins Most satisfied customers for our products Top Net Promoter Score 75+ Consistent market share gains in all businesses Expanding operating profit margins Continuous non value add waste reduction throughout value chain Most profitable dealers Simplicity and efficiency in everything we do Fastest to meet customer needs 3-year tip to tail response Fastest back end and dealer turns Best, most effective dealers Aggressive re-investment into future growth

3. Grow Aggressively in 2008 in Growth Businesses Leading Share in Side-by-Side Business RANGER RZR CREW (4 and 6 Wheel Drive) Leverage Industry-Leading Side-By-Side Line-Up Hardest working, smoothest riding 50 mph 1 ton towing IRS Six-passenger people mover 44 mph 1 ton towing IRS Razor-sharp side-by- side performance 55 mph 50 inches wide trail capable Quick acceleration: 0-35 mph in 4 sec.

3. Grow Aggressively in 2008 in Growth Businesses Leading Share in Side-by-Side Business 2008 Objectives: Lead in the side-by-side market Grow market share Successfully introduce innovative model year 2009 Side-by-Sides Q1 2008 Side-by-Side business grew well in excess of 50% 2005 2006 2007 2008 East 262943 299305 471799 570000 West 200000 North Side-by-Side Sales (included in reported ATV sales) 3 Year CAGR - 31% (2005 - 2007) (In Millions) Up double digits percent driven by new products and industry growth Guidance Rapid Growth - 15% in 2007 (est.)

3. Grow Aggressively in 2008 in Growth Businesses Leading Share in Side-by-Side Business The Polaris side-by-side buyer: Gender - 90% male Median Age - 46 Median Income - $82,000 First Time Side-by-side Buyer - 57% The side-by-side buyer is typically older and more affluent than the average ATV buyer Trail /Recreational Multi-acre Homeowner Government/ Industrial Other Hunting/Fishing Farming/Ranching RANGER RZR(tm) is fueling this growth Polaris U.S. Buyer Profile - 2007

3. Grow Aggressively in 2008 in Growth Businesses Overall Motorcycle Market '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 Units 306000 297996 323165 346966 416094 515468 658908 788369 862350 922431 965399 1008994 1022322 948464 Industry 2007 Down 7.2% Cruisers Down 6.7% >1400cc Cruisers Down 6.6% >1400cc Touring Down 3.6% U.S. Motorcycle Market 2007 (units) >1400cc Cruiser Harley ^ Honda ^ Yamaha ^ Victory ^ >1400cc Touring Harley ^ Honda ^ Victory ^ Competitive Share 2007 Source: MIC Retail Sales Report, Jan 2008 Victory Retail Outperforming - Up 6.4% Big Opportunity for Victory Vision in Luxury Touring Market

3. Grow Aggressively in 2008 in Growth Businesses Victory Motorcycles 2005 2006 2007 2008 Sales 99 113 113 116 5 Victory Sales 2008 Objectives: Penetrate the luxury touring market segment with a full year of Vision models Grow market share Maintain industry-leading quality Strengthen dealer fundamentals Guidance Approximately flat with last year Custom Cruiser - Vegas Classic Cruiser - Kingpin Muscle Cruiser - Hammer Extreme Custom - Jackpot Touring (Soft) - KP Tour Touring (Hard) Luxury Touring Opportunity Vision Tour(tm) Vision Street(tm) Victory remains long-term growth opportunity for Polaris ($ in millions)

1st Qtr 2nd Qtr 3rd Qtr East 0.17 0.01 0.16 0.66 West 30.6 38.6 34.6 North 45.9 46.9 45 3. Grow Aggressively in 2008 in Growth Businesses France France Australia/NZ UK Swd/Nor Germany Finland Russia Italy Spain Portugal Japan Others 246900 246900 153100 102500 161500 256400 68700 29100 78300 107200 30200 80500 483600 West 30.6 38.6 34.6 North 45.9 46.9 45 Polaris Estimate 2007 Market - $1.9 Billion Estimated Market Size For Polaris Products Polaris Subsidiaries France Australia/NZ UK Sweden/Norway Finland Russia Germany Italy Spain Portugal Others Japan 1999 2005 2006 2007 2008 East 68 233 233 258 280 70 North 45.9 46.9 International Sales $233 Expand Global Presence by $50 Million by 2009 International Revenue Mix Percent of 2007 Sales Victory 1% ATV/RANGER 66% Snowmobile 17% PG&A 16% $258 $233 Growth Opportunities Internationally Include: Market share growth Enter into additional markets and countries Begin to meet high global demand for RANGER RZR(tm) Expand new international product offerings (i.e. WideTrak(tm) snowmobile and Victory motorcycles) Dollars (in Millions) Guidance Continued Growth +11% International New for 2007

3. Grow Aggressively in 2008 in Growth Businesses Military - Polaris Defense Grow the business - double again in 2008 Expand military agency customers around the world Leverage the expanded product line with JP8 engine technology available for all Military vehicles MVRS Adjacent Markets Profitable Top Line Growth opportunity Migrate Polaris into at least one adjacent market Prefer new customer base Prefer new distribution channel Selected an opportunity Internal team established and working to bring to market Resources have been allocated Military and Adjacencies Adjacent Markets on Track Continue to Diversify the Company: More Global. More On Road. More Outside Powersports.

Summary – Why Polaris Will Win in 2008

1. Winning in the Core

- Snowmobile business is healthy again and growing
- Innovative new product introductions which can grow share
- Dealer inventory under control but will be driven down further
- Industry-leading quality

2. Successfully Diversified the Polaris ATV Business Beyond Core U.S. ATVs

- Side-by-side, International, Military, Canada
- Higher growth and profitability opportunities

3. Delivering Operational Excellence – Quality, Cost, Speed!

- Most satisfied customers: +10% satisfaction improvement
- Expanding operating profit margins: -5% system wide cost improvement
- Fastest to meet customer needs: +15% faster

POLARIS MOMENTUM

21

Summary - Why Polaris Will Win in 2008 (con't) 4. Growing Aggressively in our Growth Businesses - $200 million+ in 2008 Leading the growing Side-by-side industry - new product innovation, RANGER RZR(tm), aggressive investment Victory - Vision growth and market penetration Military - Leverage new products, new customers - Double it! International - Strong global team, stronger markets, new products, RANGER RZR(tm) Adjacencies - continue ground work for launch Deliver the Financials while executing through the external fundamentals Market share gains; dealer inventory reduced further 2009 goals still achievable - need about $3.60 per share in 2008 3,200 employee-owners believe we can deliver The Strategy is Working

2008 Year Guidance Full Year 2008 Full year 2008 earnings from continuing operations is expected to be in the range of $3.36 to $3.46 per diluted share, up 8% to 12% from $3.10 in 2007. Sales growth for full year 2008 is expected to be in a range of up 5% to 7% from 2007 sales of $1.78 billion. Sale guidance by business: ATVs, including RANGER(tm) - Up 4% to 7% Snowmobiles - Up low double digits percent Victory Motorcycles - Approximately flat with last year PG&A - Grow slightly faster than overall Company sales growth Gross margins expected to expand up to 100 basis points Financial Services income expected to be less than one-half of 2007. Second Quarter 2008 Second quarter 2008 earnings from continuing operations guidance range is $0.66 to $0.70 per diluted share up from Q2 2007 earnings of $0.62 per share. Sales in second quarter 2008 is expected to be up 6% to 9% from Q2 2007 due primarily to continued growth from the RANGER side-by-side vehicle business, including the very successful RANGER RZR(tm) and PG&A sales growth resulting partially from higher side-by-side related PG&A sales .

Appendix Our presentation and responses to your questions may contain certain statements which may be considered forward looking for the purposes of the Private Securities Litigation Reform Act of 1995. We caution you that actual results could differ materially from those projected in a forward looking statement which by their nature involve risk that results may differ from those anticipated. Additional information concerning the factors that could cause results to differ materially from those anticipated may be found in Polaris' annual report, 10-K, 8-K, 10-Q and form S-3 registration statements. Regulation G Reconciliation Private Securities Litigation Reform Act of 1995 - Polaris Industries Inc. Disclosure Litigation Statement